UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 29, 2005
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                Date of report (Date of earliest event reported)


                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                      000-18833                      23-2598554
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(State or other jurisdiction     (Commission                    (IRS Employer
of incorporation)                File Number)                Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                 19335
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(Address of principal executive offices)                         (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2005, Chester Valley Bancorp Inc. (the "Company") issued a press release reporting its results of operations for the third quarter ended March 31, 2005.

For additional information, reference is made to the Company's press release dated April 29, 2005 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)      None

(b)      None

(c)      Exhibits

The following exhibit is filed herewith.

             Exhibit                           Description
             -------               ----------------------------------
             99.1                  Press Release dated April 29, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Chester Valley Bancorp Inc.


Date         04/29/05                  By: /s/ Joseph T. Crowley
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                                           Joseph T. Crowley
                                           Chief Financial Officer & Treasurer